SASCO 2005-S4
Credit Risk Manager Report
September 2005

2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Section One: Executive Summary
Section Two: Loan-Level Report
Section Three: Prepayment Premium Analysis
Section Four: Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S4 Executive Summary September 2005

Transaction Summary

Closing Date: 07/29/2005
Depositor: SACO Inc.
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): Aurora Loan Services, GMAC Mortgage, National City Mortgage,
             Option One Mortgage
Delinquency Reporting Method: OTS(1)

Collateral Summary
		     Closing Date    8/31/2005(2)     8/31/2005 as a Percentage
							   of Closing Date
Collateral Balance   $188,039,213    $183,131,608	       97.39%

Loan Count 	        4,941 		4,846		       98.08%
(1) OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
(2) These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics
				Loan Count	Summed Balance
First Payment Defaults		    15		   $808,452
Early Payment Defaults* 	    86		  $3,266,857
Multiple Loans to One Borrower      85		  $3,879,129

* A default that occurs on the second or third scheduled payment

Hurricane Katrina and Rita

Murrayhill identified 437 properties within this security which are located in areas that are designated as FEMA disaster areas as a result of Hurricane Katrina and Rita. Below is a table detailing the loans in the affected areas.

Hurricane*	 Assistance Type**	 Loan Count    Unpaid Principal Balance

    							   as of 8/31/2005
Either		    Individual		    114		      $3,014,633
Either		      Pulbic		    282		      $8,085,235
Both		    Individual		    35		       $922,502
Both		      Public	             6		       $160,039

*Either is defined as loans affected by either Katrina or Rita. Both is defined as loans affected by both Katrina and Rita.
**Individual assistance allows for individuals to file personal claims with FEMA up to $26,200. Public assistance also allows individual claims, but gives first priority to municipal officials to file claims for infrastructure repairs.

Prepayments
Remittance Date	      Beginning Collateral 	 Total 		Percentage
			    Balance           Prepayments      of Prepayment
9/25/2005		  $185,378,577	      $3,980,564	  2.15%
8/25/2005 		  $187,683,857	      $2,203,575	  1.17%

2005 The Murrayhill Company. All Rights Reserved.

Prepayment Premium Analysis
During the 9/25/2005 remittance, 38 loans with active prepayment flags were paid-in-full. The servicers remitted prepayment premiums for all 38 loans, totaling $58,714 in prepayment penalty collections. This amount was distributed to the P class.

Loss Analysis
As of the 9/25/2005 remittance, no losses have passed through to the trust for this security.

2005 The Murrayhill Company. All Rights Reserved.

Section Two
Loan-Level Report

2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:
C: The contractually due payment arrived on time.
3: The contractually due payment had not arrived within thirty days.
6: The contractually due payment had not arrived within sixty days.
9: The contractually due payment had not arrived within ninety days.
F: The property is in the process of foreclosure.
R: The property is real estate owned (REO).
0: The mortgage has either liquidated or been paid off.
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S4 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
0030616742 6/1/2005
6/1/2005
AZ
669
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property securing this loan is an investment home.
Valuation Method
Int. Est.
6/30/2005
Orig Amount OLTV
CLTV
Orig.
Current Value Current Bal
$24,100
$24,095
$241,000
$183,160
10.00%
13.15%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$192,800
118.41%
Est. (Gain)/Loss
Est. Severity
$24,095
99.97%
Delinquency
Status
10/1/2006 C3
Monitor
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
359150155 5/1/2005
6/1/2005
CA
597
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
359150290 5/1/2005
6/1/2005
CA
586
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
359150344 5/1/2005
6/1/2005
CA
601
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
359150385 5/1/2005
6/1/2005
CA
590
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
359150409 5/1/2005
4/1/2005
CA
619
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
359150421 5/1/2005
6/1/2005
CO
550
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
Valuation Method
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Orig.
Current Value
$515,000
$414,055
$390,000
$312,828
$617,000
$485,841
$270,000
$214,758
$415,000
$326,781
$400,000
$310,971
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV 1st Lien
Comb. LTV CLTV Current Bal
$412,000
124.35%
$103,000
$102,913
20.00%
24.85%
$312,000
124.64%
$78,000
$77,934
20.00%
24.91%
$493,600
125.52%
$116,400
$116,258
18.86%
23.92%
$216,000
125.70%
$54,000
$53,955
20.00%
25.12%
$332,000
126.99%
$83,000
$83,000
20.00%
25.39%
$360,000
122.17%
$20,000
$19,920
5.00%
6.40%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$102,913
99.91%
$77,934
99.91%
$116,258
99.87%
$53,955
99.91%
$83,000
100.00%
$19,920
99.59%
Delinquency
Status
8/1/2006 3
Monitor
8/1/2006 3
Monitor
8/1/2006 3
Monitor
8/1/2006 3
Monitor
6/1/2006 9
Monitor
10/1/2006 3
Monitor
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
359150633 Int. Est.
6/30/2005
$150,000
$115,860
5/1/2005
6/1/2005
TX
613
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and property securing this loan is an investment home.
359150685 Int. Est.
6/30/2005
$138,890
$106,450
5/1/2005
4/1/2005
NC
584
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
359150690 Int. Est.
6/30/2005
$273,000
$210,574
5/1/2005
6/1/2005
CO
621
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
359150718 Int. Est.
6/30/2005
$158,000
$120,942
5/1/2005
5/1/2005
OH
620
the borrower owns multiple investment properties, including the property securing loan number 6646600 which is also in the security.
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property securing the loan is an investment home. Additionally, it appears
OH 5/1/2005 Int. Est. $158,000 $7,900 5.00% $126,400 $7,865 359150721 11/1/2006
6
6/30/2005 $120,942 5/1/2005 620
Default Reason: (Unknown)
the borrower has multiple investment properties, including the property securing loan number 6646597 which is also in the security. 10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property securing this loan is an investment home. Additionally, it appears
WI 5/1/2005 Int. Est. $155,000 5.00% $7,750 $7,684 $139,500 2/1/2007 3 359150794

6/30/2005 $120,545 6/1/2005 552
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
6/1/2006 $135,000
122.93%
$7,500
$7,429
3
Monitor
$7,429
99.04%
5.00%
6.41%
6/1/2006 $111,112
130.47%
$27,778
$27,778
9
Monitor
$27,778
100.00%
20.00%
26.09%
10/1/2006 $218,400
129.61%
$54,600
$54,535
3
Monitor
$54,535
99.88%
20.00%
25.89%
11/1/2006 $126,400
111.01%
$7,900
$7,865
6
Monitor
$7,865
99.55%
5.00%
6.50%
111.01% $7,865 Monitor 99.55% 6.50%
122.09% $7,684 Monitor 99.15% 6.37%
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
359150795 5/1/2005
5/1/2005
IL
606
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
359150930 5/1/2005
6/1/2005
MN
571
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
359151045 5/1/2005
5/1/2005
CO
581
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
359151111 5/1/2005
5/1/2005
TX
588
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
359151199 5/1/2005
4/1/2005
FL
566
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
359151258 5/1/2005
6/1/2005
DC
586
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property securing this loan is an investment home.
Valuation Method
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Orig.
Current Value
$194,900
$153,047
$231,000
$180,684
$264,362
$203,911
$142,500
$110,067
$185,000
$151,886
$342,000
$278,174
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
Current Bal
$38,980
$38,935
$11,550
$11,452
$52,872
$52,850
$28,500
$28,462
$9,250
$9,250
$17,100
$17,028
1st Lien
Comb. LTV CLTV
$155,920
127.31%
20.00%
25.43%
$207,900
121.40%
5.00%
6.33%
$211,490
129.63%
19.99%
25.91%
$114,000
129.43%
20.00%
25.85%
$166,500
115.71%
5.00%
6.09%
$290,700
110.62%
5.00%
6.12%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$38,935
99.88%
$11,452
99.15%
$52,850
99.95%
$28,462
99.86%
$9,250
100.00%
$17,028
99.57%
Delinquency
Status
3/1/2007 6
Monitor
1/1/2007 3
Monitor
9/1/2006 6
Monitor
5/1/2006 6
Monitor
7/1/2006 9
Monitor
10/1/2006 3
Monitor
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
359151419 5/1/2005
4/1/2005
CA
588
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is an first-payment default and has a high balance.
359151633 5/1/2005
5/1/2005
GA
598
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
359152061 5/1/2005
5/1/2005
OR
586
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
359152084 5/1/2005
5/1/2005
MI
583
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
359152121 5/1/2005
6/1/2005
CA
610
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
359152166 5/1/2005
4/1/2005
NC
589
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
Valuation Method
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Orig.
Current Value
$553,500
$445,008
$127,000
$97,162
$170,000
$136,543
$125,000
$95,409
$595,000
$479,080
$109,320
$83,786
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV 1st Lien
Comb. LTV CLTV Current Bal
$442,800
124.37%
$110,700
$110,700
20.00%
24.87%
$101,600
130.69%
$25,400
$25,391
20.00%
26.13%
$136,000
124.49%
$34,000
$33,988
20.00%
24.89%
$100,000
131.00%
$25,000
$24,991
20.00%
26.19%
$476,000
124.17%
$119,000
$118,908
20.00%
24.81%
$87,450
130.45%
$21,850
$21,850
19.98%
26.07%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$110,700
100.00%
$25,391
99.96%
$33,988
99.96%
$24,991
99.96%
$118,908
99.92%
$21,850
100.00%
Delinquency
Status
6/1/2006 9
Monitor
5/1/2006 6
Monitor
9/1/2006 6
Monitor
11/1/2006 6
Monitor
8/1/2006 3
Monitor
6/1/2006 9
Monitor
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
359152263 Int. Est.
6/30/2005
$335,000
$260,265
5/1/2005
5/1/2005
MA
608
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
359152273 Int. Est.
6/30/2005
$340,000
$268,456
5/1/2005
6/1/2005
NJ
561
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
359152425 Int. Est.
6/30/2005
$225,000
$178,784
5/1/2005
4/1/2005
PA
591
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$67,000
$66,976
20.00%
25.73%
$17,000
$16,843
5.00%
6.27%
$11,250
$11,250
5.00%
6.29%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$268,000
128.70%
$306,000
120.25%
$202,500
119.55%
Est. (Gain)/Loss
Est. Severity
$66,976
99.96%
$16,843
99.07%
$11,250
100.00%
Delinquency
Status
6/1/2006 6
Monitor
1/1/2007 3
Monitor
11/1/2006 9
Monitor
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
9/1/2006 1044447998 $398,400
96.69%
$99,600
$99,558
BPO
8/2/2005
6F
Monitor
$498,000
$515,000
$78,673
78.98%
20.00%
19.33%
4/1/2005
4/1/2005
CA
622
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early payment default and the loan is now being reported in foreclosure. It appears that the servicer is foreclosure. monitoring the senior lien holder's foreclosure as there is not a foreclosure start date. However, we will research the servicer's policy on reporting loans in
CA 4/1/2005 BPO 20.00% $537,000 $58,060 7/1/2006 1044448155 $429,600
92.10%
$107,400
$107,362 8/1/2005
6F
Monitor $583,000 54.05% 18.41% 4/1/2005 603
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early payment default and the loan is now being reported in foreclosure. It appears that the servicer is foreclosure. monitoring the senior lien holder's foreclosure as there is not a foreclosure start date. However, we will research the servicer's policy on reporting loans in
NY 5/1/2005 Appraisal 20.00% $695,000 $137,967 4/1/2007 1044449091 $556,000
100.00%
$139,000
$139,000 8/17/2005
6F
Monitor $695,000 99.25% 20.00% 4/1/2005 623
Default Reason: (Unknown)
However, we will research the servicer's policy on reporting loans in foreclosure. 10/13/2005 This loan is now being reported in foreclosure, but it appears the servicer is monitoring the senior lien holder's foreclosure as there is not a foreclosure start date.
CA 5/1/2005 BPO $710,000 20.00% $142,000 $141,940 $568,000 10/1/2006 36
1044449118
107.72% $141,940 8/18/2005 Monitor $659,000 99.95% 21.53% 5/1/2005 629
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
9/1/2006 1044456406 $93,700
80.79%
$23,450
$23,450
BPO
7/20/2005
6F
Monitor
$120,000
$145,000
$1,372
5.84%
19.54%
16.17%
5/1/2005
4/1/2005
FL
625
However, we will research the servicer's policy on reporting loans in foreclosure.
Default Reason: (Unknown)
10/13/2005 This loan is now being reported in foreclosure, but it appears the servicer is monitoring the senior lien holder's foreclosure as there is not a foreclosure start date.
CA 5/1/2005 BPO $865,000 $150,000 17.34% $688,800 $4,580 1044456555 9/1/2006 39
83.88% $150,000 8/17/2005 Monitor $1,000,000 3.05% 15.00% 4/1/2005 620
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because the borrower's July payment was returned and this loan is now a first payment default. Additionally, this loan has a high balance.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
10/1/2006 1044456831 $207,900
103.94%
$51,950
$51,950
BPO
8/19/2005
6F
Monitor
$259,900
$250,000
$51,950
100.00%
19.98%
20.78%
5/1/2005
4/1/2005
OR
627
However, we will research the servicer's policy on reporting loans in foreclosure.
Default Reason: (Unknown)
10/13/2005 This loan is now being reported in foreclosure, but it appears the servicer is monitoring the senior lien holder's foreclosure as there is not a foreclosure start date.
MI 5/1/2005 Appraisal $127,000 $25,000 19.68% $100,000 $24,982 1044457808
3/1/2007 33
104.15% $24,982 7/14/2005 Monitor - Pay Plan $120,000 99.92% 20.81% 6/1/2005 600

Default Reason: (Unknown)
in August 2005. 10/13/2005 This loan was added to the Watchlist because it is a third payment default. The borrower entered into a payment plan on 7/18/2005 and made the first payment
CA 5/1/2005 Int. Est. $550,000 20.00% $110,000 $109,917 $440,000 11/1/2006 C3
1044464379
121.90% $109,917 6/30/2005 Monitor $451,112 99.92% 24.36% 6/1/2005 612
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method State
FICO
First Pmt.
Last Paid Dt. Loan Number
0015422868 Int. Est.
12/31/2004
4/1/2005
5/1/2005
FL
589
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
0015450737 Int. Est.
12/31/2004
4/1/2005
5/1/2005
PA
588
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
0015592041 Int. Est.
12/31/2004
5/1/2005
5/1/2005
WA
583
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
0015633019 Int. Est.
6/30/2005
5/1/2005
4/1/2005
IL
584
from this position. Additionally, comments on the servicer's system indicate the borrower filed Chapter 13 bankruptcy on 9/6/2005.
Default Reason: (Unknown)
10/13/2005 This loan is a first-payment default and is being reported in foreclosure. The servicer also holds the senior lien and it appears the foreclosure is being pursued
UT 5/1/2005 Int. Est. $97,160 $19,200 19.76% $76,800 $19,194 0015659634 9/1/2006
36
12/31/2004 5/1/2005 593
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
0015661994 Int. Est.
12/31/2004
5/1/2005
5/1/2005
CO
607
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
Orig Amount OLTV
CLTV
Orig.
Current Value Current Bal
$22,900
$22,884
$115,000
$87,400
19.91%
26.18%
$18,000
$17,988
$90,000
$68,400
20.00%
26.29%
$33,700
$33,689
$168,500
$128,060
20.00%
26.30%
$41,424
$41,424
$209,000
$162,693
19.82%
25.46%
$19,194 $73,842 25.99%
$37,980
$37,966
$195,000
$148,200
19.47%
25.61%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$91,600
130.98%
$72,000
131.56%
$134,800
131.57%
$165,700
127.30%
129.99%
$151,920
128.12%
Est. (Gain)/Loss
Est. Severity
$22,884
99.93%
$17,988
99.93%
$33,689
99.96%
$41,424
100.00%
99.96%
$37,966
99.96%
Delinquency
Status
8/1/2006 36
Monitor
1/1/2007 36
Monitor
9/1/2006 36
Monitor
4/1/2007 6F
Monitor
Monitor
9/1/2006 36
Monitor
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
0015724552 Int. Est.
6/30/2005
$109,500
$84,101
5/1/2005
6/1/2005
MI
583
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
0015773781 Int. Est.
6/30/2005
$120,000
$91,546
5/1/2005
4/1/2005
MO
602
Default Reason: (Unknown)
9/12/2005 This loan was added to the Watchlist because it is a first-payment default.
0015774573 Int. Est.
12/31/2004
$103,000
$78,280
5/1/2005
5/1/2005
FL
608
appears the foreclosure is being pursued from that position.
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is a second-payment default and is being reported in foreclosure. The servicer also holds the senior lien and it
TX 5/1/2005 Int. Est. $159,000 $31,500 19.81% $126,000 $31,489 0015790744
5/1/2006 36
6/30/2005 $122,217 5/1/2005 582
Default Reason: (Unknown)
Rita. 10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property is located in a FEMA declared disaster area as a result of Hurricane
TX 5/1/2005 Int. Est. $140,000 19.98% $27,982 $27,973 $111,928 5/1/2006 36
0015798689
6/30/2005 $108,136 5/1/2005 595
Default Reason: (Unknown)
Rita. 10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property is located in a FEMA declared disaster area as a result of Hurricane
CO 5/1/2005 Int. Est. $173,000 20.00% $34,600 $34,577 $138,400 10/1/2006 C3
0015809874
6/30/2005 $134,495 6/1/2005 580
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$21,900
$21,874
20.00%
26.00%
$24,000
$24,000
20.00%
26.21%
$19,980
$19,972
19.39%
25.51%
$31,489 25.76%
$27,973 25.86%
$34,577 25.70%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
1/1/2007 $87,600
130.16%
C3
Monitor
$21,874
99.88%
5/1/2006 $96,000
131.08%
69
Monitor
$24,000
100.00%
8/1/2006 $79,920
127.60%
3F
Monitor
$19,972
99.96%
128.86% Monitor 99.96%
129.37% Monitor 99.96%
128.61% Monitor 99.93%
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
0015833452 5/1/2005
4/1/2005
MN
617
Default Reason: (Unknown)
10/13/2005 This loan is a first-payment default. The servicer also holds the senior lien and is pursuing foreclosure from that position.
0015878267 5/1/2005
5/1/2005
CA
598
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
0015885361 5/1/2005
5/1/2005
LA
610
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
0015888886 5/1/2005
5/1/2005
MI
610
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
0015889637 5/1/2005
4/1/2005
PA
604
Default Reason: (Unknown)
9/12/2005 This loan was added to the Watchlist because it is a first-payment default.
0016026254 5/1/2005
4/1/2005
MS
581
Default Reason: (Unknown)
10/13/2005 The property securing this loan is located in a FEMA declared disaster area as the result of Hurricane Katrina. We will monitor to ensure the servicer follows its natural disaster policies.
Valuation Method Orig.
Current Value
Int. Est.
6/30/2005
$155,000
$121,238
Int. Est.
6/30/2005
$453,000
$344,280
Int. Est.
6/30/2005
$100,000
$78,571
Int. Est.
12/31/2004
$200,000
$152,000
Int. Est.
6/30/2005
$250,000
$198,648
Int. Est.
6/30/2005
$179,000
$136,040
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
Current Bal
$29,000
$29,000
$90,000
$89,966
$20,000
$19,992
$40,000
$39,985
$50,000
$50,000
$35,800
$35,800
1st Lien
Comb. LTV CLTV
$116,000
119.59%
18.70%
23.91%
$360,000
130.69%
19.86%
26.13%
$80,000
127.26%
20.00%
25.44%
$160,000
131.56%
20.00%
26.30%
$200,000
125.85%
20.00%
25.17%
$143,200
131.57%
20.00%
26.31%
Est. Liq. Date Delinquency
Status
Est. (Gain)/Loss
Est. Severity MI Cert #
1/1/2007 6F
Monitor
$29,000
100.00%
8/1/2006 36
Monitor
$89,966
99.96%
11/1/2006 C6
Monitor
$19,992
99.96%
12/1/2006 36
Monitor
$39,985
99.96%
12/1/2006 69
Monitor
$50,000
100.00%
5/1/2006 69
Monitor
$35,800
100.00%
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
0016027674 5/1/2005
5/1/2005
MN
605
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
Valuation Method
Int. Est.
6/30/2005
Orig Amount OLTV
CLTV
Orig.
Current Value Current Bal
$34,800
$34,781
$174,000
$132,240
20.00%
26.30%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$139,200
131.56%
Est. (Gain)/Loss
Est. Severity
$34,781
99.94%
Delinquency
Status
1/1/2007 36
Monitor

Section Three
Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for SASCO 2005-S4
Mortgage Data Through: August 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
		     Trustee Remittance Date
Class		25-Sep-05		25-Aug-05
P Class	 	 $58,714		 $10,133

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.
		     Trustee Remittance Date
Servicers	25-Sep-05		25-Aug-05
Total		 $58,714		 $5,492

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

  Amount remitted to P Class: $58,714
Amount remitted by Servicers: $58,714
                  Difference: $0

2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-S4
Mortgage Data Through: August 31, 2005

Trustee Remittance Date 			       25-Aug-05     25-Sept-05
Loans with Active Prepayment Flags with
Premiums Remitted (A) 	    				   4 		 38

Loans without Prepayment Flags with Premiums Remitted      0		  0
Total Loans with Premiums Remitted (B) 			   4 		 38

Loans with Active Prepayment Flags (C) 		    	   4		 38

Loans without Prepayment Flags with Premiums Remitted 	   0		  0
Subtotal (D) 						   4		 38

Premiums Remitted with Active Prepayment Flags (A/C)     100.00%       100.00%

Total Loans with Premiums Remitted to the Subtotal (B/D) 100.00%       100.00%

Total Paid-Off Loans (E) 				   18		 63

Total Loans with Premiums Remitted to the Total
Paid-Off Loans (B/E ) 					  22.2%		60.3%

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans Exception Report for SASCO 2005-S4
Mortgage Data Through: August 31, 2005

Servicer: 							Total
Total Paid-Off Loans with Flags 				 38
Less Exceptions:

     Loans with Expired Prepayment Clauses 			  0
     (as stated in the Note)*

     Loans that Contained a Clause Allowing Prepayment 		  0
     Premiums to be Waived at the Time of Liquidation*

     Loans that Liquidated from REO* 				  0

     Loans with Discrepancies between the Data File 		  0
     and the Note

     Defaulted Liquidated Loans that Could Not Have Collected 	  0
     Premiums because of the Acceleration of the Debt*

     Loans that were Liquidated Through Loss Mitigation 	  0
     Efforts*

Total Paid-Off Loans with Active Prepayment Flags (C) 		 38

Other Exceptions:
     Paid-Off Loans that Did Not have Premiums Remitted  	  0
     because ofState Statutes

     Paid-Off Loans with Active Prepayment Flags that Did Not 	  0
     Have Premiums Remitted

* These categories are mutually exclusive.

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S4
Mortgage Data Through: August 31, 2005

Loan    Delin-	Origi-	 PPP   Expir-     Pay-     Payoff   PPP     St-  %
of
Number 	quency	nation	 Flag  ation      off      Date     Remit-
ate  PPP to
	String	Date	        Date      Balance	       ted       Payoff

6647032   0    3/18/2005  3   3/18/2008  $14,030  8/29/2005  $670    MD   5%
6645920   C0   3/14/2005  3   3/14/2008  $39,835  8/23/2005  $1,545  CA   4%
6646651   0    3/10/2005  3   3/10/2008  $37,269  9/12/2005  $296    MI   1%
6647120	  0    1/20/2005  3   1/20/2008  $58,241  8/31/2005  $1,724  AR   3%
6646164   C0   4/4/2005   2   4/4/2007   $63,713  8/11/2005  $2,618  CA   4%
6645869   C0   3/31/2005  2   3/31/2007  $38,158  8/17/2005  $1,637  FL   4%
6648044   C0   3/30/2005  2   3/30/2007  $108,203 8/5/2005   $2,166  FL   2%
6646156	  30   3/29/2005  2   3/29/2007  $61,986  8/03/2005  $2,533  CA   4%
6646425	  0    3/26/2005  2   3/26/2007  $15,319  9/2/2005   $647    FL   4%
6646010   C0   3/25/2005  2   3/25/2007  $45,310  8/8/2005   $1,933  CA   4%
6646766   0    3/24/2005  2   3/24/2007  $5,958   8/18/2005  $64     OH   1%
6648256   C0   3/22/2005  2   3/22/2007  $72,361  8/25/2005  $1,448  CA   2%
6649463   C0   3/22/2005  2   3/22/2007  $87,831  8/23/2005  $1,758  CA   2%
6645469   C0   3/21/2005  2   3/21/2007  $29,599  8/15/2005  $1,258  AZ   4%
6646550   0    3/19/2005  2   3/19/2007  $7,573   8/25/2005  $155    MN   2%
6648062	  C0   3/18/2005  2   3/18/2007  $37,927  8/24/2005  $759    AZ   2%
6647262	  0    3/16/2005  2   3/16/2007  $82,845  9/7/2005   $3,605  CA   4%
6646420	  0    3/15/2005  2   3/15/2007  $64,872  9/8/2005   $2,757  CA   4%
6646365	  0    3/10/2005  2   3/10/2007  $39,821  8/29/2005  $1,693  AZ   4%
6648557	  C0   3/10/2005  2   3/10/2007  $31,233  8/5/2005   $625    AZ   2%
6647346   0    3/9/2005   2   3/9/2007   $6,113   9/12/2005  $301    DE   5%
6646360	  0    3/9/2005   2   3/9/2007   $12,558  8/26/2005  $584    MD   5%
6648857	  C0   3/9/2005   2   3/9/2007   $25,950  8/30/2005  $519    OR   2%
6648073	  C0   3/9/2005   2   3/9/2007   $39,964  8/25/2005  $800    NY   2%
6648519   C0   3/8/2005   2   3/8/2007   $71,862  8/23/2005  $1,438  CA   2%
6646939   0    3/3/2005   2   3/3/2007   $9,010   8/31/2005  $453    MD   5%
6646304   0    3/1/2005   2   3/1/2007   $78,831  9/1/2005   $3,232  CA   4%
6646322   0    3/1/2005   2   3/1/2007   $40,713  8/24/2005  $1,670  AZ   4%
6646857   0    2/28/2005  2   2/28/2007  $50,963  9/7/2005   $2,547  FL   5%
6648396   C0   2/28/2005  2   2/28/2007  $65,848  8/11/2005  $1,318  CA   2%
6646265   0    2/24/2005  2   2/24/2007  $68,452  9/13/2005  $3,223  CA   5%
6646213   C0   2/15/2005  2   2/15/2007  $32,950  8/18/2005  $1,351  NV   4%
6648373   C0   2/10/2005  2   2/10/2007  $83,159  8/30/2005  $1,663  CA   2%
6646051   C0   2/4/2005   2   2/4/2007   $47,482  8/11/2005  $2,022  FL   4%
6646230   0    1/11/2005  2   1/11/2007  $66,538  8/30/2005  $2,660  NV   4%
6645720   C0   10/26/2004 2   10/26/2006 $34,582  8/4/2005   $1,380  CA   4%
6647245   0    3/23/2005  1   3/23/2006  $62,127  9/6/2005   $2,640  VA   4%
6646688   0    3/17/2005  1   3/17/2006  $24,947  9/14/2005  $1,023  IL   4%

2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics

2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S4 FICO Distribution by Status
Mortgage Data Through: September 30, 2005
FICO	Delinquency	Percentage
550	Paid Off	0.008
560	Paid Off	0.015
570	Paid Off	0.023
580	Current	0.064
580	Delinquent	0.187
580	Paid Off	0.1
590	Current	0.116
590	Delinquent	0.22
590	Paid Off	0.108
600	Current	0.134
600	Delinquent	0.165
600	Paid Off	0.115
610	Current	0.188
610	Delinquent	0.187
610	Paid Off	0.177
620	Current	0.197
620	Delinquent	0.132
620	Paid Off	0.185
630	Current	0.115
630	Delinquent	0.077
630	Paid Off	0.046
640	Current	0.052
640	Delinquent	0.033
640	Paid Off	0.038
650	Current	0.001
650	Paid Off	0.008
660	Current	0.001
670	Current	0.006
670	Paid Off	0.023
680	Current	0.011
680	Paid Off	0.008
690	Current	0.008
690	Paid Off	0.008
700	Current	0.012
700	Paid Off	0.015
710	Current	0.012
710	Paid Off	0.023
720	Current	0.012
720	Paid Off	0.008
730	Current	0.012
730	Paid Off	0.008
740	Current	0.012
740	Paid Off	0.015
750	Current	0.008
750	Paid Off	0.008
760	Current	0.008
760	Paid Off	0.008
770	Current	0.008
770	Paid Off	0.015
780	Current	0.006
780	Paid Off	0.023
790	Current	0.007
800	Current	0.004
810	Current	0.002
820	Current	0
890	Current	0

Status	# of Loans	Average	Std. Deviation
Current	3,541	622	61.477
Delinquent	91	601	16.116
Paid Off	130	614	91.767
Total:	3,762

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Loan-to-Value Distribution by Status
Mortgage Data Through: September 30, 2005
LTV	Delinquency	Percentage
0	Current	0.002
0	Paid Off	0.008
0.1	Current	0.076
0.1	Paid Off	0.185
0.2	Current	0.913
0.2	Paid Off	0.785
0.2	Delinquent	0.989
0.3	Paid Off	0.023
0.3	Delinquent	0.011
0.3	Current	0.009

Status	# of Loans	Average	Std. Deviation
Current	3,541	0.972	0.053
Delinquent	91	0.985	0.029
Paid Off	130	0.955	0.07
Total:	3,762

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Balance Distribution by Status
Mortgage Data Through: September 30, 2005
Balance	Delinquency	Percentage
0	Current	0
10000	Current	0.037
20000	Current	0.266
20000	Delinquent	0.264
30000	Current	0.296
30000	Delinquent	0.363
40000	Current	0.156
40000	Delinquent	0.143
50000	Current	0.082
50000	Delinquent	0.066
60000	Current	0.051
60000	Delinquent	0.033
70000	Current	0.039
80000	Current	0.018
80000	Delinquent	0.033
90000	Current	0.016
90000	Delinquent	0.033
100000	Current	0.013
100000	Delinquent	0.011
110000	Current	0.007
110000	Delinquent	0.022
120000	Current	0.008
130000	Current	0.003
140000	Current	0.003
140000	Delinquent	0.022
150000	Current	0.001
150000	Delinquent	0.011
160000	Current	0
170000	Current	0.001
190000	Current	0.001
210000	Current	0
400000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	3,541	38,090.91	23,853.21
Delinquent	91	41,045.65	28,150.17
Total:	3,632

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Mortgage Term Distribution by Status
Mortgage Data Through: September 30, 2005
Mortgage Term	Delinquency	Percentage
0	Paid Off	0.008
120	Paid Off	0.062
120	Current	0.003
180	Current	0.258
180	Paid Off	0.146
180	Delinquent	0.143
240	Delinquent	0.242
240	Paid Off	0.238
240	Current	0.274
360	Current	0.465
360	Paid Off	0.546
360	Delinquent	0.615

# of Loans	Other	120	180	240	360
3,762	1	19	946	1,023	1773

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Mortgage Purpose Distribution
Mortgage Data Through: September 30, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	444	9.0%	Cash-out refinance 	171	4.8%
Purchase	4,232	85.7%	Purchase	3,113	87.9%

Rate/term refinance 	265	5.4%	Rate/term refinance 	257	7.3%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	4,941	100%	Total	3,541	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	2	2.2%	Cash-out refinance 	24	18.5%
Purchase	87	95.6%	Purchase	101	77.7%

Rate/term refinance 	2	2.2%	Rate/term refinance 	5	3.8%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	91	100%	Total	130	100%

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Ownership Distribution by Status
Mortgage Data Through: September 30, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.131
Investment Home	Delinquent	0.011
Investment Home	Paid Off	0.177
Primary Home	Current	0.868
Primary Home	Delinquent	0.989
Primary Home	Paid Off	0.823
Second Home	Current	0.001

Title	# of Loans
Investment Home	488
Primary Home	3,270
Second Home	4
Total:	3,762

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
7/31/2005	1572893.55	659544.27	0	0	0
8/31/2005	2848092.04	811609.41	523628.34	511716.41   0
9/30/2005	1703761.19	774635.54	560259.99	696497.61   0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Delinquent Count Over Time
Mortgage Data Through: September 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
7/31/2005	39	11	0	0	0
8/31/2005	81	22	10	8	0
9/30/2005	48	21	12	10	0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Conditional Prepayment Rates
Mortgage Data Through: September 30, 2005
Date	Distribution Date	CPR	3-Month MA   6-Month MA   12-Month MA
9/30/2005	10/25/2005	18.40%
8/31/2005	9/25/2005	18.30%
7/31/2005	8/25/2005	8.20%

Copyright 2005, The Murrayhill Company. All rights reserved.